                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                    423,699.19
           Available Funds:
                     Contract Payments due and received in this period                                         5,522,322.21
                     Contract Payments due in prior period(s) and received in this period                        467,419.28
                     Contract Payments received in this period for next period                                   115,951.72
                     Sales, Use and Property Tax, Maintenance, Late Charges                                      118,239.06
                     Prepayment Amounts related to early termination in this period                              362,114.31
                     Servicer Advance                                                                            633,098.79
                     Proceeds received from recoveries on previously Defaulted Contracts                               0.00
                     Transfer from Reserve Account                                                                16,440.82
                     Interest earned on Collection Account                                                        16,982.16
                     Interest earned on Affiliated Account                                                         3,781.18
                     Proceeds from repurchase of Contracts per Contribution and
                       Servicing Agreement Section 5.03                                                                0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                       (Substituted contract < Predecessor contract)                                                   0.00
                     Amounts paid under insurance policies                                                             0.00
                     Any other amounts                                                                                 0.00

                                                                                                            ----------------
           Total Available Funds                                                                               7,680,048.72
           Less: Amounts to be Retained in Collection Account                                                    396,848.98
                                                                                                            ----------------
           AMOUNT TO BE DISTRIBUTED                                                                            7,283,199.74
                                                                                                            ================


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                        0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances
                             or Servicer Advances                                                                467,419.28
                     3.      To Noteholders (For Servicer Report immediately following
                             the Final Additional Closing Date)

                                    a) Class A1 Principal and Interest                                         4,575,814.97
                                    a) Class A2 Principal
                                       (distributed after A1 Note matures) and Interest                          230,932.50
                                    a) Class A3 Principal
                                       (distributed after A2 Note matures) and Interest                          419,826.66
                                    a) Class A4 Principal
                                       (distributed after A3 Note matures) and Interest                          508,746.22
                                    b) Class B Principal and Interest                                             98,116.51
                                    c) Class C Principal and Interest                                            197,138.26
                                    d) Class D Principal and Interest                                            133,444.11
                                    e) Class E Principal and Interest                                            180,196.58

                     4.      To Reserve Account for Requirement per Indenture Agreement
                             Section 3.08                                                                              0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve
                             Account Distribution
                                    a) Residual Interest (Provided no Restricting or
                                       Amortization Event in effect)                                              70,332.19
                                    b) Residual Principal (Provided no Restricting or
                                       Amortization Event in effect)                                             152,138.03
                                    c) Reserve Account Distribution (Provided no
                                       Restricting or Amortization Event in effect)                               16,440.82
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank
                             Interest Earned and Any Other Amounts                                               139,002.40
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                         93,651.21
                                                                                                            ----------------
           TOTAL FUNDS DISTRIBUTED                                                                             7,283,199.74
                                                                                                            ================

                                                                                                            ----------------
           End of Period Collection Account Balance {Includes Payments in Advance &                              396,848.98
           Restricting Event Funds (if any)}                                                                ================


II.    RESERVE ACCOUNT

Beginning Balance                                                                                             $4,104,190.93
            - Add Investment Earnings                                                                             16,440.82
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                           0.00
            - Less Distribution to Certificate Account                                                            16,440.82
                                                                                                            ----------------
End of period balance                                                                                         $4,104,190.93
                                                                                                            ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                    $4,104,190.93
                                                                                                            ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Pool A                                   152,968,318.85
                           Pool B                                    66,799,653.75
                                                                  -----------------
                                                                                                         219,767,972.60
Class A Overdue Interest, if any                                              0.00
Class A Monthly Interest - Pool A                                       885,789.77
Class A Monthly Interest - Pool B                                       386,815.05

Class A Overdue Principal, if any                                             0.00
Class A Monthly Principal - Pool A                                    2,398,922.22
Class A Monthly Principal - Pool B                                    2,063,793.31
                                                                  -----------------
                                                                                                           4,462,715.53
Ending Principal Balance of the Class A Notes
                           Pool A                                   150,569,396.63
                           Pool B                                    64,735,860.44
                                                                  -----------------
                                                                                                       -----------------
                                                                                                         215,305,257.07
                                                                                                       =================

----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                 Ending Principal
Original Face $240,779,000                    Original Face $240,779,000                                Balance Factor
      $ 5.285365                                     $ 18.534488                                           89.420280%
----------------------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Class A1                                  18,963,972.60
                           Class A2                                  41,000,000.00
                           Class A3                                  74,000,000.00
                           Class A4                                  85,804,000.00
                                                                  -----------------

Class A Monthly Interest                                                                                 219,767,972.60
                           Class A1 (Actual Number Days/360)            113,099.44
                           Class A2                                     230,932.50
                           Class A3                                     419,826.66
                           Class A4                                     508,746.22
                                                                  -----------------

Class A Monthly Principal
                           Class A1                                   4,462,715.53
                           Class A2                                           0.00
                           Class A3                                           0.00
                           Class A4                                           0.00
                                                                  -----------------
                                                                                                           4,462,715.53
Ending Principal Balance of the Class A Notes
                           Class A1                                  14,501,257.07
                           Class A2                                  41,000,000.00
                           Class A3                                  74,000,000.00
                           Class A4                                  85,804,000.00
                                                                  -----------------
                                                                                                       -----------------
                                                                                                         215,305,257.07
                                                                                                       =================

Class A1
----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                 Ending Principal
Original Face $39,975,000                     Original Face $39,975,000                                 Balance Factor
       $ 2.829254                                    $ 111.637662                                          36.275815%
----------------------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class B Notes
                                           Pool A                     2,607,286.57
                                           Pool B                     1,138,570.93
                                                                  -----------------
                                                                                                            3,745,857.50

           Class B Overdue Interest, if any                                   0.00
           Class B Monthly Interest - Pool A                             15,346.05
           Class B Monthly Interest - Pool B                              6,701.44
           Class B Overdue Principal, if any                                  0.00
           Class B Monthly Principal - Pool A                            40,890.72
           Class B Monthly Principal - Pool B                            35,178.30
                                                                  -----------------
                                                                                                               76,069.02
           Ending Principal Balance of the Class B Notes
                                           Pool A                     2,566,395.85
                                           Pool B                     1,103,392.63
                                                                  -----------------
                                                                                                       ------------------
                                                                                                            3,669,788.48
                                                                                                       ==================

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $4,104,000                  Original Face $4,104,000                          Balance Factor
      $ 5.372195                                 $ 18.535336                                  89.419797%
----------------------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                           Pool A                     5,214,573.12
                                           Pool B                     2,277,141.85
                                                                  -----------------
                                                                                                            7,491,714.97

           Class C Overdue Interest, if any                                   0.00
           Class C Monthly Interest - Pool A                             31,322.20
           Class C Monthly Interest - Pool B                             13,678.03
           Class C Overdue Principal, if any                                  0.00
           Class C Monthly Principal - Pool A                            81,781.44
           Class C Monthly Principal - Pool B                            70,356.59
                                                                  -----------------
                                                                                                              152,138.03
           Ending Principal Balance of the Class C Notes
                                           Pool A                     5,132,791.68
                                           Pool B                     2,206,785.26
                                                                  -----------------
                                                                                                       ------------------
                                                                                                            7,339,576.94
                                                                                                       ==================

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $8,208,000                  Original Face $8,208,000                          Balance Factor
      $ 5.482484                                 $ 18.535335                                   89.419797%
----------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class D Notes
                                           Pool A                     3,476,382.08
                                           Pool B                     1,518,094.57
                                                                  -----------------
                                                                                                            4,994,476.65

           Class D Overdue Interest, if any                                   0.00
           Class D Monthly Interest - Pool A                             22,286.51
           Class D Monthly Interest - Pool B                              9,732.25
           Class D Overdue Principal, if any                                  0.00
           Class D Monthly Principal - Pool A                            54,520.96
           Class D Monthly Principal - Pool B                            46,904.39
                                                                  -----------------
                                                                                                              101,425.35
           Ending Principal Balance of the Class D Notes
                                           Pool A                     3,421,861.12
                                           Pool B                     1,471,190.18
                                                                  -----------------
                                                                                                       ------------------
                                                                                                            4,893,051.30
                                                                                                       ==================

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $5,472,000                  Original Face $5,472,000                          Balance Factor
       $ 5.851382                                 $ 18.535334                                  89.419797%
----------------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                           Pool A                     4,345,477.60
                                           Pool B                     1,897,618.22
                                                                  -----------------
                                                                                                            6,243,095.82

           Class E Overdue Interest, if any                                   0.00
           Class E Monthly Interest - Pool A                             37,179.18
           Class E Monthly Interest - Pool B                             16,235.71
           Class E Overdue Principal, if any                                  0.00
           Class E Monthly Principal - Pool A                            68,151.20
           Class E Monthly Principal - Pool B                            58,630.49
                                                                  -----------------
                                                                                                              126,781.69
           Ending Principal Balance of the Class E Notes
                                           Pool A                     4,277,326.40
                                           Pool B                     1,838,987.73
                                                                  -----------------
                                                                                                       ------------------
                                                                                                            6,116,314.13
                                                                                                       ==================

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $6,840,000                  Original Face $6,840,000                          Balance Factor
      $ 7.809194                                 $ 18.535335                                   89.419797%
----------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
           Beginning Residual Principal Balance
                                           Pool A                     5,215,753.06
                                           Pool B                     2,277,690.81
                                                                  -----------------
                                                                                                            7,493,443.87

           Residual Interest - Pool A                                    47,130.66
           Residual Interest - Pool B                                    23,201.53
           Residual Principal - Pool A                                   81,781.44
           Residual Principal - Pool B                                   70,356.59
                                                                  -----------------
                                                                                                              152,138.03
           Ending Residual Principal Balance
                                           Pool A                     5,133,971.62
                                           Pool B                     2,207,334.22
                                                                  -----------------
                                                                                                       ------------------
                                                                                                            7,341,305.84
                                                                                                       ==================


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                   93,651.21
            - Servicer Advances reimbursement                                                                 467,419.28
            - Tax, Maintenance, Late Charges, Bank
              Interest and other amounts                                                                      139,002.40
                                                                                                       ------------------
           Total amounts due to Servicer                                                                      700,072.89
                                                                                                       ==================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                173,827,791.27

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               2,726,047.98

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                  ----------------
                                                                                                                      171,101,743.29
                                                                                                                    ================

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                         2,549,687.87

            - Principal portion of Prepayment Amounts                                                 176,360.11

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                 0.00

                                                                                                   --------------
                                  Total Decline in Aggregate Discounted Contract Balance            2,726,047.98
                                                                                                   ==============


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 75,908,770.13

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               2,345,219.67

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                  ----------------
                                                                                                                       73,563,550.46
                                                                                                                    ================

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                         2,161,454.28

            - Principal portion of Prepayment Amounts                                                 183,765.39

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                 0.00

                                                                                                   --------------
                                  Total Decline in Aggregate Discounted Contract Balance            2,345,219.67
                                                                                                   ==============

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    244,665,293.75
                                                                                                                    ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                              Predecessor
                                                             Discounted                  Predecessor          Discounted
          Lease #      Lessee Name                           Present Value               Lease #              Present Value
          ----------------------------------------------     ---------------------       --------------       ---------------------
                       NONE





                                                             --------------------                             ---------------------
                                                             Totals:        $0.00                                             $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL
             PREPAID CONTRACTS                                                                                                $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE
             OF THE POOL)                                                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor
     Receivables                                                                                  $0.00
b)  Total discounted Contract Balance of Substitute
     Receivables                                                                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection
     Account per Contribution & Servicing Agreement
     Section 7.02                                                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
  COLLECTION PERIOD                                                                       YES                  NO    X
                                                                                         ---------            ---------


          POOL B                                                                                              Predecessor
                                                             Discounted                  Predecessor          Discounted
          Lease #      Lessee Name                           Present Value               Lease #              Present Value
          ----------------------------------------------     ---------------------       --------------       ---------------------
                       NONE






                                                             --------------------                             ---------------------
                                                             Totals:        $0.00                                             $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
             CONTRACTS                                                                                                        $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE
              POOL UNLESS RATING AGENCY APPROVES)                                                                              0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS
          DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN
          FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor
     Receivables                                                                                 $0.00
b)  Total discounted Contract Balance of Substitute
     Receivables                                                                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection
     Account per Contribution & Servicing Agreement
     Section 7.02                                                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
  COLLECTION PERIOD                                                                       YES                  NO    X
                                                                                         ---------            ---------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


          POOL A - NON-PERFORMING                                                                             Predecessor
                                                             Discounted                  Predecessor          Discounted
          Lease #      Lessee Name                           Present Value               Lease #              Present Value
          ----------------------------------------------     ---------------------       --------------       ---------------------
          1528-004     U.S. Neurological, Inc.                         $194,560.17       2042-202                       $981,403.44
          2826-001     Newark Health Imaging, L.L.C.                   $789,368.50





                                                             ---------------------                            ---------------------
                                                             Totals:   $983,928.67                                      $981,403.44

          a) DISCOUNTED CONTRACT BALANCES OF
             ALL NON-PERFORMING CONTRACTS                                                                                981,403.44
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF
             THE POOL)                                                                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor
      Receivables                                                                          $981,403.44
b)  Total discounted Contract Balance of Substitute
      Receivables                                                                          $983,928.67
c)  If (a) > (b), amount to be deposited in Collection
      Account per Contribution & Servicing Agreement
      Section 7.02                                                                          -$2,525.23

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
  COLLECTION PERIOD                                                                       YES   X              NO
                                                                                         ---------            ---------

          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       Predecessor
                                                             Discounted                  Predecessor          Discounted
          Lease #      Lessee Name                           Present Value               Lease #              Present Value
          ----------------------------------------------     ---------------------       --------------       ---------------------
                       None







                                                             --------------------                             ---------------------
                                                             Totals:        $0.00                                             $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL
             CONTRACTS SUBSTITUTED                                                                                            $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE
             OF THE POOL)                                                                                                      0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS
          DEFAULTED (> 180 DAYS), THE SERVICER HAS
          DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
          HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor
      Receivables                                                                                 $0.00
b)  Total discounted Contract Balance of Substitute
      Receivables                                                                                 $0.00
c)  If (a) > (b), amount to be deposited in
    Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
  COLLECTION PERIOD                                                                       YES                  NO    X
                                                                                         ---------            ---------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


XV.      POOL PERFORMANCE MEASUREMENTS

1.                                        AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                             TOTAL OUTSTANDING CONTRACTS
         This Month                                                  211,794.94     This Month                       244,665,293.75
         1 Month Prior                                               356,795.05     1 Month Prior                    249,736,561.40
         2 Months Prior                                            1,357,078.75     2 Months Prior                   255,213,058.88

         Total                                                     1,925,668.74     Total                            749,614,914.03

         a) 3 MONTH AVERAGE                                          641,889.58     b) 3 MONTH AVERAGE               249,871,638.01

         c) a/b                                                            0.26%

2.       Does a Delinquency Condition Exist (1c > 6% )?                                                Yes             No   X
                                                                                                          -------        -------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                                         Yes             No   X
                                                                                                          -------        -------

         B. An Indenture Event of Default has occurred and is then continuing?                         Yes             No   X
                                                                                                          -------        -------

4.       Has a Servicer Event of Default occurred?                                                     Yes             No   X
                                                                                                          -------        -------

5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                              Yes             No   X
                                                                                                          -------        -------

         B. Bankruptcy, insolvency, reorganization; default/violation of any
              covenant or obligation not remedied within 90 days?                                      Yes             No   X
                                                                                                          -------        -------

         C. As of any Determination date, the sum of all defaulted contracts
              since the Closing date exceeds 6% of the ADCB on the Closing Date?                       Yes             No   X
                                                                                                          -------        -------

6.       Aggregate Discounted Contract Balance at Closing Date                                         Balance  $ 273,612,728.90
                                                                                                                ----------------

         DELINQUENT LEASE SUMMARY

                  Days Past Due            Current Pool Balance            # Leases
                        31 - 60                    3,991,518.92                  41
                        61 - 90                    1,930,240.00                   7
                       91 - 180                      211,794.94                  12


         Approved By:
         Lisa J. Cruikshank
         Vice President